UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2010

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2010, Sara Lee Corporation announced that Brenda C. Barnes, Chairman and Chief Executive Officer, will take a temporary medical leave of absence, effective immediately. The company's Board of Directors has named Marcel Smits, Executive Vice President and Chief Financial Officer, to serve as interim Chief Executive Officer until Ms. Barnes returns. James S. Crown, lead independent director, will assume the role of Chairman.

In addition, Sara Lee announced the formation of an Office of the Chairman comprised of Mr. Crown, Mr. Smits and Christopher John (CJ) Fraleigh, Executive Vice President of Sara Lee and Chief Executive Officer, Sara Lee North American Retail and Foodservice. The group has been formed to ensure the continued effective execution of strategic initiatives and further enhance operational efficiencies.

Sara Lee also named Mark Garvey as its interim Chief Financial Officer (principal financial officer). Mr. Garvey presently serves as the corporation's Senior Vice President, Global Business Services and Corporate Controller (principal accounting officer) and will continue in those positions.

Mr. Smits, age 48, joined Sara Lee in October 2009 and is responsible for the corporation's accounting, tax, treasury, procurement and information technology departments. He served as Chief Financial Officer and member of the board of management of Koninklijke KPN NV, a Dutch telecommunications company, from 2004 to 2009, and as Chief Financial Officer and member of the board of management of Vendex KBB (now known as Maxeda), a Dutch retail group, from 1999 to 2004. Prior to that, he held various financial and management positions in Europe, South America and Asia with Unilever N.V. from 1986 to 1999.

Mr. Garvey has served as Sara Lee's Senior Vice President, Global Business Services since January 2009, and as Corporate Controller (principal accounting officer) since February 2010. He joined Sara Lee in 1995 and has served in a variety of executive positions, including Executive Director Corporate Development from June 1999 to September 2001; Vice President of Internal Audit from September 2001 to June 2006; Chief Financial Officer of Sara Lee International from July 2006 to April 2008; and Chief Financial Officer of Sara Lee’s North America businesses, which includes Retail, Fresh Bakery, Foodservice and Supply Chain operations, from April 2008 to January 2009.

A copy of Sara Lee's press release is attached as Exhibit 99 to this report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

May 17, 2010	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities

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Exhibit Index

Exhibit No.	Description

99	Press release dated May 14, 2010